UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 19, 2017
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Departure of Certain Officers
On July 19, 2017, Mr. Douglas G. Bailey, Executive Chairman of the Board of Directors (the “Board”) of Fuel Tech, Inc. (the “Company”) notified the Company that, with effect on September 1, 2017, he was retiring from his position as Executive Chairman of the Board of Directors. Mr. Bailey will remain a director with a term expiring at the Company’s annual meeting of stockholders in 2018. The Company thanks Mr. Bailey for his many years of service as an executive officer of the Company.
In connection with Mr. Bailey’s departure as Executive Chairman, on July 19, 2017, the Board also took action, with effect on September 1, 2017, to appoint Mr. Vincent J. Arnone, who is currently a member of the Board and the Company’s President and Chief Executive Officer, to be Chairman of the Board.
Item 7.01.    Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release regarding the event described in Item 5.02 of this Current Report on Form 8-K as issued by the Company on July 25, 2017.
Disclaimer of Filing
Except as otherwise indicated in this Current Report on Form 8-K, the information in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits.
Exhibit No.          Description
99.1             Press Release of Fuel Tech, Inc., dated July 25, 2017

NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements contained herein include “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL TECH, INC.

Date: July 25, 2017	By:	/ s/ Albert G. Grigonis
	Name:	Albert G. Grigonis
	Title	Senior Vice President, General Counsel and Secretary